                                    EXHIBIT B

                     ALFRED E. MANN STOCK OPTION AGREEMENTS

                              MANNKIND CORPORATION

                               STOCK OPTION AWARD

      This Stock Option Award ("Award") is made as of the Date of Grant indicated below by MannKind Corporation, a Delaware corporation (the "Company"), for the benefit of the person named below as Grantee.

      WHEREAS, Grantee is a director and an employee of the Company; and

      WHEREAS the Board of Directors of the Company (the "Board") has approved the grant to Grantee of an option to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the Company hereby agrees, and by accepting this Award the Grantee agrees, as follows:

      1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Grantee, as of the Date of Grant indicated below, an option to purchase all or any portion of the number of shares of Common Stock indicated below (the "Option Shares") as to which the Option has become exercisable at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., Los Angeles time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Award (the "Option"). Subject to the provisions of Section 14, on each anniversary of the Vesting Determination Date, the Option shall become exercisable to purchase that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

       Grantee:                                             Alfred Mann

       Date of Grant:                                       January 22, 2002

       Vesting Determination Date                           January 1, 2003

       Number of shares purchasable:                        102,917

       Exercise Price per share:                            $8.41

       Expiration Date:                                     December 31, 2011

       Annual Vesting Rate:                                 25%

            The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

      2.    Termination of Option.

      (a)   Termination of Employment or Arrangement.

            (i) Retirement. If Grantee shall cease to be a director and employee of the Company or any of its affiliates, as determined by the Board (such event shall be referred to herein as the "Termination" of Grantee's "Employment") by reason of Grantee's retirement in accordance with the Company's or any applicable employer's then-current retirement policy ("Retirement"), then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Retirement as to the number of Option Shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of Option Shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Retirement. For greater certainty, "Termination of Grantee's Employment" shall refer to termination of his status as an employee. The date of Grantee's Retirement shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter; provided, however, that the Board may extend said 30 day period for a period not to exceed three months commencing from the date of Retirement but not in any event beyond the Expiration Date.

            (ii) Death or Permanent Disability. If Grantee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Grantee, then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Termination as to the number of Option Shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of Option Shares for which it has then become exercisable upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Grantee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Grantee does or does not have a Permanent Disability shall be final and binding upon the Company and Grantee.

            (iii) Other Termination. If Grantee's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, then (A) the Option shall terminate on the earlier of the date of the Expiration Date or the date of such Termination as to the number of Option Shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of Option Shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Termination of Employment, which Termination date shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter.

      (b) Death Following Certain Terminations of Employment. Notwithstanding anything to the contrary in this Award, if Grantee shall die at any time after the Termination of his or her Employment and prior to the earlier of the Expiration Date or the date the Option would terminate as to Option Shares for which it is then exercisable pursuant to clauses (a)(i) or (iii) above, then, notwithstanding clauses (a)(i) or (iii) above, to the extent that the Option was exercisable on the date of such death the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

      (c) Other Events Causing Termination of Option. Notwithstanding anything to the contrary in this Award, the Option shall terminate upon the consummation of any of the following events:

            (i) the dissolution or liquidation of the Company; or

            (ii) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the Option are exchanged for or converted into cash, property and/or securities not issued by the Company unless provision is made in writing in connection with any such transaction for the assumption of the Option or the substitution for the Option of a new option covering the securities of a successor entity, or a parent or subsidiary thereof, or of the Company, with appropriate adjustments as to the number and kind of shares and prices; or

            (iii) a sale of substantially all of the property and assets of the Company.

      3. Adjustments; Acceleration Upon a Change in Control.

      (a) Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into a different number or kind of shares or securities of the Company as a result of a reorganization, merger, consolidation, recapitalization, combination, reclassification, stock dividend, stock split, reverse stock split or the like, then, unless such event shall cause the Option to terminate pursuant to Section 2(c) hereof or the terms of such transaction shall provide otherwise, the Board may make appropriate and proportionate adjustments in the number and type of shares or other securities of the Company that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

      (b) Acceleration Upon a Change in Control. Notwithstanding any contrary waiting period or installment period in this Award, the Option shall become exercisable in full for the aggregate number of Option Shares covered hereby, or shall vest unconditionally, in the event of (i) the acquisition by any single entity or group of at least fifty percent (50%) of the outstanding voting securities of the Company or (ii) a sale of all or substantially all of the assets of the Company to another person or entity other than an affiliate of the Company, or a reorganization, merger, business combination or consolidation of the Company as a result of which at least fifty percent (50%) of the voting securities of the Company or its successor are held, directly or indirectly, by persons or entities who did not hold at least fifty percent (50%) of the voting securities of the Company immediately prior to such transaction. For purposes of
(i) above, "group" shall have the meaning set forth in Rule 13d-5 of the Securities and Exchange Commission under the Exchange Act, and shall include as to each person, entity or group, each "affiliate" of that person, entity or group, as that term is defined in Rule 12b-2 of the Securities and Exchange Commission under the Exchange Act. The terms "person," "entity" and "group" as used in (i) above shall not include the Company or any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, any entity holding voting securities of the Company for or pursuant to the terms of any such plan or any person, entity or group succeeding to the ownership of all or any portion of the shares presently owned beneficially by Alfred E. Mann who is his lawfully appointed executor, administrator, guardian or custodian, his spouse or any of his issue, any trust, partnership, corporation or entity in which any of the foregoing have (individually or in the aggregate) more than fifty percent (50%) of the beneficial interest or any charitable foundation established by Mr. Mann or any of the foregoing persons or entities. Securities will be deemed to constitute fifty percent (50%) of the voting securities of the Company or its successor if the holders thereof collectively have the power to elect at least fifty percent (50%) of the directors or, if the successor is not a corporation, fifty percent (50%) of the other analogous controlling persons. In order to permit the Grantee to receive the same consideration as a result of such event as would the holder of the outstanding shares of Common Stock of the Company, the Grantee will have the right to give notice of the exercise of the Option in advance of the occurrence of the events described in (i) or (ii) above effective upon the occurrence of such event, and any such exercise shall be deemed effective upon the occurrence of the event and prior to any termination of the Award as a result of the event.

      4. Exercise. The Option shall be exercisable during Grantee's lifetime only by Grantee or by his or her guardian or legal representative, and after Grantee's death only by the person or entity entitled to do so under Grantee's last will and testament or applicable intestate law. The Option may not be exercised with respect to any fractional share; cash shall be paid in lieu of fractional shares. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall be in a form reasonably satisfactory to the Company and shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"). By delivering the Exercise Notice, the Grantee shall be deemed to have agreed to pay or cause to be paid, and shall so pay or cause to be paid, in full such aggregate Exercise Price within five (5) business days of receipt by the Company of the Exercise Notice. Such payment shall be in cash or by wire transfer or check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company concurrently with the Exercise Notice of a certificate or certificates representing shares of Common Stock of the Company duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of capital stock of the Company by law or any judgment, decree, order or agreement to which it is subject or by which it is bound.

      As promptly as practicable following the receipt of an Exercise Notice hereunder, the Company shall issue a stock certificate registered in the name of the Grantee or his or her designee, representing the number of Purchased Shares issued to the Grantee upon exercise of the Option.

      5. Payment of Withholding Taxes. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then, by exercising the Option Grantee shall be deemed to have agreed to pay or cause to be paid, and shall pay or cause to be paid, such amount required to be withheld in cash or by wire transfer or check, concurrently with paying the cash portion of the Exercise Price. If the Grantee sells or otherwise transfers Option Shares before the expiration of one year after the date of exercise of the Option or two years after the date of grant of the Option, the Grantee will notify the Company in writing of the sale or transfer and provide to the Company information as to the price at which the Option Shares were sold and such other information as the Company may reasonably request.

      6. Notices. All notices and other communications required or permitted to be given pursuant to this Award shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 12744 San Fernando Road, Sylmar, CA, 91342, Attention: Corporate Secretary, or to Grantee at the residence address of Grantee set forth in the records of the Company, or at such other addresses as they may designate by written notice in the manner aforesaid.

      7. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Award, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed, (b) such shares have not been listed on any automated quotation system (including the Nasdaq National Market and the Nasdaq Small Cap Market) on which shares of that class are quoted or (c) in the opinion of counsel to the Company, such issuance or delivery may cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

      8. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution. By accepting the Option, the Grantee, for himself or herself and his or her transferees by will of the laws of descent and distribution, acknowledges that the shares subject to the Option have not been registered under the Securities Act of 1933 and, when issued, will constitute "restricted securities" within the meaning of Rule 144 of the Securities Exchange Commission under said Act. Optionee further acknowledges his or her understanding that, as a result, such shares may not be sold by him or her except in compliance with the registration requirements of said Act or an exemption therefrom. The Company may, or may instruct its transfer agent to, restrict further transfer of the shares in its records except upon receipt of satisfactory evidence that said restrictions on transfer of the shares have been satisfied. Upon each exercise of any portion of the Option, any certificate evidencing the shares purchased shall bear an appropriate legend on the face thereof evidencing such restrictions, and the Company may require the person entitled to exercise the Option to furnish evidence satisfactory to the Company, including a written and signed representation, to the effect that the shares are being acquired subject to said restrictions.

      10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Award.

      11. Employment Rights. No provision of this Award or of the Option granted hereunder shall (a) confer upon Grantee any right to continue in the employ of, or in its current arrangement with, the Company or any of its affiliates, (b) affect the right of the Company and each of its affiliates to terminate the employment of Grantee, or such arrangement, with or without cause, or (c) confer upon Grantee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its affiliates. GRANTEE, IF HE OR SHE IS AN EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES, HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS AFFILIATES MAY TERMINATE THE EMPLOYMENT OF GRANTEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS GRANTEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

      12. Governing Law. This Award and the Option granted hereunder shall be governed by and construed and enforced in accordance with the substantive laws of the State of California (excluding the provisions of such law relating to choice of law).

      13. Fair Market Value. The "Fair Market Value" of a share of Common Stock or of a share of another class of capital stock of the Company on any day shall be equal to the last sale price, regular way, of such a share on the business day preceding such day or, in case no such sale takes place on such day and there were sales within a reasonable period before the date for which the Fair Market Value is to be determined, the mean between the lowest and highest sale prices, regular way, on the nearest date before the date as of which the Fair Market Value is to be determined, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such shares are listed or admitted to trading or, if the shares trade in the Nasdaq National Market, then in that Market, or, if such shares are not listed or admitted to trading on any national securities exchange or the Nasdaq National Market, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use. If none of the foregoing provisions for determining Fair Market Value are applicable, the Fair Market Value will be determined by the Board taking into account the prices at which the shares of other comparable companies, if any, are being traded (subject to appropriate adjustment for the dissimilarities between the companies being compared), the earnings history, book value and prospects of the Company and other factors deemed relevant by the Board.

      IN WITNESS WHEREOF, the Company has duly executed this Award as of the Date of Grant.

                                      MANNKIND CORPORATION

                                      By: /s/ DONALD DRAKEMAN
                                         ----------------------------------
                                          Name:  Donald Drakeman
                                          Title:  Director

                              MANNKIND CORPORATION

                               STOCK OPTION AWARD

      This Stock Option Award ("Award") is made as of the Date of Grant indicated below by MannKind Corporation, a Delaware corporation (the "Company"), for the benefit of the person named below as Grantee.

      WHEREAS, Grantee is a director and an employee of the Company; and

      WHEREAS the Board of Directors of the Company (the "Board") has approved the grant to Grantee of an option to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the Company hereby agrees, and by accepting this Award the Grantee agrees, as follows:

      1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Grantee, as of the Date of Grant indicated below, an option to purchase all or any portion of the number of shares of Common Stock indicated below (the "Option Shares") as to which the Option has become exercisable at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., Los Angeles time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Award (the "Option"). Subject to the provisions of Section 14, on each anniversary of the Vesting Determination Date, the Option shall become exercisable to purchase that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

       Grantee:                                             Alfred Mann

       Date of Grant:                                       January 22, 2002

       Vesting Determination Date                           January 1, 2003

       Number of shares purchasable:                        400,000

       Exercise Price per share:                            $8.41

       Expiration Date:                                     December 31, 2011

       Annual Vesting Rate:                                 25%

      The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code.

      2. Termination of Option.

      (a) Termination of Employment or Arrangement.

            (i) Retirement. If Grantee shall cease to be a director and employee of the Company or any of its affiliates, as determined by the Board (such event shall be referred to herein as the "Termination" of Grantee's "Employment") by reason of Grantee's retirement in accordance with the Company's or any applicable employer's then-current retirement policy ("Retirement"), then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Retirement as to the number of Option Shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of Option Shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Retirement. For greater certainty, "Termination of Grantee's Employment" shall refer to termination of his status as an employee. The date of Grantee's Retirement shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter; provided, however, that the Board may extend said 30 day period for a period not to exceed three months commencing from the date of Retirement but not in any event beyond the Expiration Date.

            (ii) Death or Permanent Disability. If Grantee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Grantee, then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Termination as to the number of Option Shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of Option Shares for which it has then become exercisable upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Grantee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Grantee does or does not have a Permanent Disability shall be final and binding upon the Company and Grantee.

            (iii) Other Termination. If Grantee's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, then (A) the Option shall terminate on the earlier of the date of the Expiration Date or the date of such Termination as to the number of Option Shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of Option Shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Termination of Employment, which Termination date shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter.

      (b) Death Following Certain Terminations of Employment. Notwithstanding anything to the contrary in this Award, if Grantee shall die at any time after the Termination of his or her Employment and prior to the earlier of the Expiration Date or the date the Option would terminate as to Option Shares for which it is then exercisable pursuant to clauses (a)(i) or (iii) above, then, notwithstanding clauses (a)(i) or (iii) above, to the extent that the Option was exercisable on the date of such death the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

      (c) Other Events Causing Termination of Option. Notwithstanding anything to the contrary in this Award, the Option shall terminate upon the consummation of any of the following events:

            (i) the dissolution or liquidation of the Company; or

            (ii) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the Option are exchanged for or converted into cash, property and/or securities not issued by the Company unless provision is made in writing in connection with any such transaction for the assumption of the Option or the substitution for the Option of a new option covering the securities of a successor entity, or a parent or subsidiary thereof, or of the Company, with appropriate adjustments as to the number and kind of shares and prices; or

            (iii) a sale of substantially all of the property and assets of the Company.

      3. Adjustments; Acceleration Upon a Change in Control.

      (a) Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into a different number or kind of shares or securities of the Company as a result of a reorganization, merger, consolidation, recapitalization, combination, reclassification, stock dividend, stock split, reverse stock split or the like, then, unless such event shall cause the Option to terminate pursuant to Section 2(c) hereof or the terms of such transaction shall provide otherwise, the Board may make appropriate and proportionate adjustments in the number and type of shares or other securities of the Company that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

      (b) Acceleration Upon a Change in Control. Notwithstanding any contrary waiting period or installment period in this Award, the Option shall become exercisable in full for the aggregate number of Option Shares covered hereby, or shall vest unconditionally, in the event of (i) the acquisition by any single entity or group of at least fifty percent (50%) of the outstanding voting securities of the Company or (ii) a sale of all or substantially all of the assets of the Company to another person or entity other than an affiliate of the Company, or a reorganization, merger, business combination or consolidation of the Company as a result of which at least fifty percent (50%) of the voting securities of the Company or its successor are held, directly or indirectly, by persons or entities who did not hold at least fifty percent (50%) of the voting securities of the Company immediately prior to such transaction. For purposes of
(i) above, "group" shall have the meaning set forth in Rule 13d-5 of the Securities and Exchange Commission under the Exchange Act, and shall include as to each person, entity or group, each "affiliate" of that person, entity or group, as that term is defined in Rule 12b-2 of the Securities and Exchange Commission under the Exchange Act. The terms "person," "entity" and "group" as used in (i) above shall not include the Company or any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, any entity holding voting securities of the Company for or pursuant to the terms of any such plan or any person, entity or group succeeding to the ownership of all or any portion of the shares presently owned beneficially by Alfred E. Mann who is his lawfully appointed executor, administrator, guardian or custodian, his spouse or any of his issue, any trust, partnership, corporation or entity in which any of the foregoing have (individually or in the aggregate) more than fifty percent (50%) of the beneficial interest or any charitable foundation established by Mr. Mann or any of the foregoing persons or entities. Securities will be deemed to constitute fifty percent (50%) of the voting securities of the Company or its successor if the holders thereof collectively have the power to elect at least fifty percent (50%) of the directors or, if the successor is not a corporation, fifty percent (50%) of the other analogous controlling persons. In order to permit the Grantee to receive the same consideration as a result of such event as would the holder of the outstanding shares of Common Stock of the Company, the Grantee will have the right to give notice of the exercise of the Option in advance of the occurrence of the events described in (i) or (ii) above effective upon the occurrence of such event, and any such exercise shall be deemed effective upon the occurrence of the event and prior to any termination of the Award as a result of the event.

      4. Exercise. The Option shall be exercisable during Grantee's lifetime only by Grantee or by his or her guardian or legal representative, and after Grantee's death only by the person or entity entitled to do so under Grantee's last will and testament or applicable intestate law. The Option may not be exercised with respect to any fractional share; cash shall be paid in lieu of fractional shares. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall be in a form reasonably satisfactory to the Company and shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"). By delivering the Exercise Notice, the Grantee shall be deemed to have agreed to pay or cause to be paid, and shall so pay or cause to be paid, in full such aggregate Exercise Price within five (5) business days of receipt by the Company of the Exercise Notice. Such payment shall be in cash or by wire transfer or check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company concurrently with the Exercise Notice of a certificate or certificates representing shares of Common Stock of the Company duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of capital stock of the Company by law or any judgment, decree, order or agreement to which it is subject or by which it is bound.

      As promptly as practicable following the receipt of an Exercise Notice hereunder, the Company shall issue a stock certificate registered in the name of the Grantee or his or her designee, representing the number of Purchased Shares issued to the Grantee upon exercise of the Option.

      5. Payment of Withholding Taxes. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then, by exercising the Option Grantee shall be deemed to have agreed to pay or cause to be paid, and shall pay or cause to be paid, such amount required to be withheld in cash or by wire transfer or check, concurrently with paying the cash portion of the Exercise Price. If the Grantee sells or otherwise transfers Option Shares before the expiration of one year after the date of exercise of the Option or two years after the date of grant of the Option, the Grantee will notify the Company in writing of the sale or transfer and provide to the Company information as to the price at which the Option Shares were sold and such other information as the Company may reasonably request.

      6. Notices. All notices and other communications required or permitted to be given pursuant to this Award shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 12744 San Fernando Road, Sylmar, CA, 91342, Attention: Corporate Secretary, or to Grantee at the residence address of Grantee set forth in the records of the Company, or at such other addresses as they may designate by written notice in the manner aforesaid.

      7. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Award, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed, (b) such shares have not been listed on any automated quotation system (including the Nasdaq National Market and the Nasdaq Small Cap Market) on which shares of that class are quoted or (c) in the opinion of counsel to the Company, such issuance or delivery may cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

      8. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution. By accepting the Option, the Grantee, for himself or herself and his or her transferees by will of the laws of descent and distribution, acknowledges that the shares subject to the Option have not been registered under the Securities Act of 1933 and, when issued, will constitute "restricted securities" within the meaning of Rule 144 of the Securities Exchange Commission under said Act. Optionee further acknowledges his or her understanding that, as a result, such shares may not be sold by him or her except in compliance with the registration requirements of said Act or an exemption therefrom. The Company may, or may instruct its transfer agent to, restrict further transfer of the shares in its records except upon receipt of satisfactory evidence that said restrictions on transfer of the shares have been satisfied. Upon each exercise of any portion of the Option, any certificate evidencing the shares purchased shall bear an appropriate legend on the face thereof evidencing such restrictions, and the Company may require the person entitled to exercise the Option to furnish evidence satisfactory to the Company, including a written and signed representation, to the effect that the shares are being acquired subject to said restrictions.

      10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Award.

      11. Employment Rights. No provision of this Award or of the Option granted hereunder shall (a) confer upon Grantee any right to continue in the employ of, or in its current arrangement with, the Company or any of its affiliates, (b) affect the right of the Company and each of its affiliates to terminate the employment of Grantee, or such arrangement, with or without cause, or (c) confer upon Grantee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its affiliates. GRANTEE, IF HE OR SHE IS AN EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES, HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS AFFILIATES MAY TERMINATE THE EMPLOYMENT OF GRANTEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS GRANTEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

      12. Governing Law. This Award and the Option granted hereunder shall be governed by and construed and enforced in accordance with the substantive laws of the State of California (excluding the provisions of such law relating to choice of law).

      13. Fair Market Value. The "Fair Market Value" of a share of Common Stock or of a share of another class of capital stock of the Company on any day shall be equal to the last sale price, regular way, of such a share on the business day preceding such day or, in case no such sale takes place on such day and there were sales within a reasonable period before the date for which the Fair Market Value is to be determined, the mean between the lowest and highest sale prices, regular way, on the nearest date before the date as of which the Fair Market Value is to be determined, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such shares are listed or admitted to trading or, if the shares trade in the Nasdaq National Market, then in that Market, or, if such shares are not listed or admitted to trading on any national securities exchange or the Nasdaq National Market, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use. If none of the foregoing provisions for determining Fair Market Value are applicable, the Fair Market Value will be determined by the Board taking into account the prices at which the shares of other comparable companies, if any, are being traded (subject to appropriate adjustment for the dissimilarities between the companies being compared), the earnings history, book value and prospects of the Company and other factors deemed relevant by the Board.

      IN WITNESS WHEREOF, the Company has duly executed this Award as of the Date of Grant.

                                      MANNKIND CORPORATION

                                      By: /s/ DONALD DRAKEMAN
                                         ----------------------------------
                                          Name:  Donald Drakeman
                                          Title:  Director

                              MANNKIND CORPORATION

                               STOCK OPTION AWARD

      This Stock Option Award ("Award") is made as of the Date of Grant indicated below by MannKind Corporation, a Delaware corporation (the "Company"), for the benefit of the person named below as Grantee.

      WHEREAS, Grantee is a director and an employee of the Company; and

      WHEREAS the Board of Directors of the Company (the "Board") has approved the grant to Grantee of an option to purchase shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the Company hereby agrees, and by accepting this Award the Grantee agrees, as follows:

      1. Grant of Option; Certain Terms and Conditions. The Company hereby grants to Grantee, as of the Date of Grant indicated below, an option to purchase all or any portion of the number of shares of Common Stock indicated below (the "Option Shares") as to which the Option has become exercisable at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., Los Angeles time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Award (the "Option"). Subject to the provisions of Section 14, on each anniversary of the Vesting Determination Date, the Option shall become exercisable to purchase that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

       Grantee:                                             Alfred Mann

       Date of Grant:                                       April 30, 2002

       Vesting Determination Date                           April 30, 2003

       Number of shares purchasable:                        220,000

       Exercise Price per share:                            $8.41

       Expiration Date:                                     April 30, 2012

       Annual Vesting Rate:                                 25%

      The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code.

      2. Termination of Option.

      (a) Termination of Employment or Arrangement.

            (i) Retirement. If Grantee shall cease to be a director and employee of the Company or any of its affiliates, as determined by the Board (such event shall be referred to herein as the "Termination" of Grantee's "Employment") by reason of Grantee's retirement in accordance with the Company's or any applicable employer's then-current retirement policy ("Retirement"), then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Retirement as to the number of Option Shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of Option Shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Retirement. For greater certainty, "Termination of Grantee's Employment" shall refer to termination of his status as an employee. The date of Grantee's Retirement shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter; provided, however, that the Board may extend said 30 day period for a period not to exceed three months commencing from the date of Retirement but not in any event beyond the Expiration Date.

            (ii) Death or Permanent Disability. If Grantee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Grantee, then (A) the Option shall terminate on the earlier of the Expiration Date or the date of such Termination as to the number of Option Shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of Option Shares for which it has then become exercisable upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Grantee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Grantee does or does not have a Permanent Disability shall be final and binding upon the Company and Grantee.

            (iii) Other Termination. If Grantee's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, then (A) the Option shall terminate on the earlier of the date of the Expiration Date or the date of such Termination as to the number of Option Shares for which it has not then become exercisable and (B) the Option shall terminate as to the number of Option Shares for which it has then become exercisable upon the earlier of the Expiration Date or 30 days after the date of such Termination of Employment, which Termination date shall be the date Grantee ceases to provide services to the Company regardless of whether Grantee continues on the Company's payroll for some time thereafter.

      (b) Death Following Certain Terminations of Employment. Notwithstanding anything to the contrary in this Award, if Grantee shall die at any time after the Termination of his or her Employment and prior to the earlier of the Expiration Date or the date the Option would terminate as to Option Shares for which it is then exercisable pursuant to clauses (a)(i) or (iii) above, then, notwithstanding clauses (a)(i) or (iii) above, to the extent that the Option was exercisable on the date of such death the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

      (c) Other Events Causing Termination of Option. Notwithstanding anything to the contrary in this Award, the Option shall terminate upon the consummation of any of the following events:

            (i) the dissolution or liquidation of the Company; or

            (ii) a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to the Option are exchanged for or converted into cash, property and/or securities not issued by the Company unless provision is made in writing in connection with any such transaction for the assumption of the Option or the substitution for the Option of a new option covering the securities of a successor entity, or a parent or subsidiary thereof, or of the Company, with appropriate adjustments as to the number and kind of shares and prices; or

            (iii) a sale of substantially all of the property and assets of the Company.

      3. Adjustments; Acceleration Upon a Change in Control.

      (a) Adjustments. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into a different number or kind of shares or securities of the Company as a result of a reorganization, merger, consolidation, recapitalization, combination, reclassification, stock dividend, stock split, reverse stock split or the like, then, unless such event shall cause the Option to terminate pursuant to Section 2(c) hereof or the terms of such transaction shall provide otherwise, the Board may make appropriate and proportionate adjustments in the number and type of shares or other securities of the Company that may thereafter be acquired upon the exercise of the Option; provided, however, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

      (b) Acceleration Upon a Change in Control. Notwithstanding any contrary waiting period or installment period in this Award, the Option shall become exercisable in full for the aggregate number of Option Shares covered hereby, or shall vest unconditionally, in the event of (i) the acquisition by any single entity or group of at least fifty percent (50%) of the outstanding voting securities of the Company or (ii) a sale of all or substantially all of the assets of the Company to another person or entity other than an affiliate of the Company, or a reorganization, merger, business combination or consolidation of the Company as a result of which at least fifty percent (50%) of the voting securities of the Company or its successor are held, directly or indirectly, by persons or entities who did not hold at least fifty percent (50%) of the voting securities of the Company immediately prior to such transaction. For purposes of
(i) above, "group" shall have the meaning set forth in Rule 13d-5 of the Securities and Exchange Commission under the Exchange Act, and shall include as to each person, entity or group, each "affiliate" of that person, entity or group, as that term is defined in Rule 12b-2 of the Securities and Exchange Commission under the Exchange Act. The terms "person," "entity" and "group" as used in (i) above shall not include the Company or any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, any entity holding voting securities of the Company for or pursuant to the terms of any such plan or any person, entity or group succeeding to the ownership of all or any portion of the shares presently owned beneficially by Alfred E. Mann who is his lawfully appointed executor, administrator, guardian or custodian, his spouse or any of his issue, any trust, partnership, corporation or entity in which any of the foregoing have (individually or in the aggregate) more than fifty percent (50%) of the beneficial interest or any charitable foundation established by Mr. Mann or any of the foregoing persons or entities. Securities will be deemed to constitute fifty percent (50%) of the voting securities of the Company or its successor if the holders thereof collectively have the power to elect at least fifty percent (50%) of the directors or, if the successor is not a corporation, fifty percent (50%) of the other analogous controlling persons. In order to permit the Grantee to receive the same consideration as a result of such event as would the holder of the outstanding shares of Common Stock of the Company, the Grantee will have the right to give notice of the exercise of the Option in advance of the occurrence of the events described in (i) or (ii) above effective upon the occurrence of such event, and any such exercise shall be deemed effective upon the occurrence of the event and prior to any termination of the Award as a result of the event.

      4. Exercise. The Option shall be exercisable during Grantee's lifetime only by Grantee or by his or her guardian or legal representative, and after Grantee's death only by the person or entity entitled to do so under Grantee's last will and testament or applicable intestate law. The Option may not be exercised with respect to any fractional share; cash shall be paid in lieu of fractional shares. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall be in a form reasonably satisfactory to the Company and shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"). By delivering the Exercise Notice, the Grantee shall be deemed to have agreed to pay or cause to be paid, and shall so pay or cause to be paid, in full such aggregate Exercise Price within five (5) business days of receipt by the Company of the Exercise Notice. Such payment shall be in cash or by wire transfer or check payable to the Company; provided, however, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company concurrently with the Exercise Notice of a certificate or certificates representing shares of Common Stock of the Company duly endorsed or accompanied by duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of capital stock of the Company by law or any judgment, decree, order or agreement to which it is subject or by which it is bound.

      As promptly as practicable following the receipt of an Exercise Notice hereunder, the Company shall issue a stock certificate registered in the name of the Grantee or his or her designee, representing the number of Purchased Shares issued to the Grantee upon exercise of the Option.

      5. Payment of Withholding Taxes. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then, by exercising the Option Grantee shall be deemed to have agreed to pay or cause to be paid, and shall pay or cause to be paid, such amount required to be withheld in cash or by wire transfer or check, concurrently with paying the cash portion of the Exercise Price. If the Grantee sells or otherwise transfers Option Shares before the expiration of one year after the date of exercise of the Option or two years after the date of grant of the Option, the Grantee will notify the Company in writing of the sale or transfer and provide to the Company information as to the price at which the Option Shares were sold and such other information as the Company may reasonably request.

      6. Notices. All notices and other communications required or permitted to be given pursuant to this Award shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 12744 San Fernando Road, Sylmar, CA, 91342, Attention: Corporate Secretary, or to Grantee at the residence address of Grantee set forth in the records of the Company, or at such other addresses as they may designate by written notice in the manner aforesaid.

      7. Stock Exchange Requirements; Applicable Laws. Notwithstanding anything to the contrary in this Award, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed, (b) such shares have not been listed on any automated quotation system (including the Nasdaq National Market and the Nasdaq Small Cap Market) on which shares of that class are quoted or (c) in the opinion of counsel to the Company, such issuance or delivery may cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

      8. Nontransferability. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution. By accepting the Option, the Grantee, for himself or herself and his or her transferees by will of the laws of descent and distribution, acknowledges that the shares subject to the Option have not been registered under the Securities Act of 1933 and, when issued, will constitute "restricted securities" within the meaning of Rule 144 of the Securities Exchange Commission under said Act. Optionee further acknowledges his or her understanding that, as a result, such shares may not be sold by him or her except in compliance with the registration requirements of said Act or an exemption therefrom. The Company may, or may instruct its transfer agent to, restrict further transfer of the shares in its records except upon receipt of satisfactory evidence that said restrictions on transfer of the shares have been satisfied. Upon each exercise of any portion of the Option, any certificate evidencing the shares purchased shall bear an appropriate legend on the face thereof evidencing such restrictions, and the Company may require the person entitled to exercise the Option to furnish evidence satisfactory to the Company, including a written and signed representation, to the effect that the shares are being acquired subject to said restrictions.

      10. Stockholder Rights. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Award.

      11. Employment Rights. No provision of this Award or of the Option granted hereunder shall (a) confer upon Grantee any right to continue in the employ of, or in its current arrangement with, the Company or any of its affiliates, (b) affect the right of the Company and each of its affiliates to terminate the employment of Grantee, or such arrangement, with or without cause, or (c) confer upon Grantee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its affiliates. GRANTEE, IF HE OR SHE IS AN EMPLOYEE OF THE COMPANY OR ANY OF ITS AFFILIATES, HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS AFFILIATES MAY TERMINATE THE EMPLOYMENT OF GRANTEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS GRANTEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

      12. Governing Law. This Award and the Option granted hereunder shall be governed by and construed and enforced in accordance with the substantive laws of the State of California (excluding the provisions of such law relating to choice of law).

      13. Fair Market Value. The "Fair Market Value" of a share of Common Stock or of a share of another class of capital stock of the Company on any day shall be equal to the last sale price, regular way, of such a share on the business day preceding such day or, in case no such sale takes place on such day and there were sales within a reasonable period before the date for which the Fair Market Value is to be determined, the mean between the lowest and highest sale prices, regular way, on the nearest date before the date as of which the Fair Market Value is to be determined, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such shares are listed or admitted to trading or, if the shares trade in the Nasdaq National Market, then in that Market, or, if such shares are not listed or admitted to trading on any national securities exchange or the Nasdaq National Market, the last quoted price, or if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use. If none of the foregoing provisions for determining Fair Market Value are applicable, the Fair Market Value will be determined by the Board taking into account the prices at which the shares of other comparable companies, if any, are being traded (subject to appropriate adjustment for the dissimilarities between the companies being compared), the earnings history, book value and prospects of the Company and other factors deemed relevant by the Board.

      IN WITNESS WHEREOF, the Company has duly executed this Award as of the Date of Grant.

                                      MANNKIND CORPORATION

                                      By: /s/ DONALD DRAKEMAN
                                         ----------------------------------
                                          Name:  Donald Drakeman
                                          Title:  Director

                              MANNKIND CORPORATION
                           STOCK OPTION GRANT NOTICE
                           2004 EQUITY INCENTIVE PLAN

MannKind Corporation (the "COMPANY"),pursuant to its 2004 Equity Incentive Plan (the "PLAN"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto or previously delivered to Optionholder and incorporated herein in their entirety.

         Optionholder:                             Alfred Mann
                                                   ------------------------
         Date of Grant:                            January 31, 2005
                                                   ------------------------
         Vesting Commencement Date:                January 31, 2006
                                                   ------------------------
         Number of Shares Subject to Option:       100,000
                                                   ------------------------
         Exercise Price (Per Share):               $13.39
                                                   ------------------------
         Total Exercise Price:                     $1,339,000.00
                                                   ------------------------
         Expiration Date:                          January 31, 2015
                                                   ------------------------

TYPE OF GRANT:      Nonstatutory Stock Option

EXERCISE SCHEDULE:  Same as Vesting Schedule

VESTING SCHEDULE:   25% of the shares vest on the Vesting Commencement Date and each yearly anniversary thereof.

PAYMENT:            By one or a combination of the following items (described
in the Stock Option Agreement):

                        - By cash or check

                        - Pursuant to a Regulation T Program if the Shares are
                          publicly traded

                        - By delivery of already-owned shares if the Shares are
                          publicly traded

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan and options previously granted and delivered to Optionholders under other equity incentive plans adopted or assumed by the Company.

MANNKIND CORPORATION                   OPTIONHOLDER

By: /s/ David Thomson                  By: /s/ Alfred E. Mann
   -------------------------------        -------------------------------
               Signature                              Signature

Title: Vice President                 Date:
        -------------                      ------------------------------

Date: February 1, 2005

ATTACHMENTS: Stock Option Agreement and Notice of Exercise